UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2021

CHINA WUYI MOUNTAIN LTD.
(Exact name of registrant as specified in its charter)

Nevada	333-21436	81-3433108
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1900 Avenue of the Stars, Los Angeles, CA 90067

 (Address of Principal Executive Office) (Zip Code)

310-843-9300

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 13, 2021 PLS CPA, a Professional Corp. resigned from its position as the principal independent accountant for China Wuyi Mountain Ltd.

The audit report of PLS CPA, a Professional Corp. on China Wuyi Mountain Ltd.’s financial statements for the years ended August 31, 2019 and 2018 did not contain an adverse opinion or disclaimer of opinion or qualification, except that said audit report contained a modification expressing substantial doubt about the ability of China Wuyi Mountain Ltd. to continue as a going concern.  PLS CPA, a Professional Corp. did not, during the applicable periods, advise China Wuyi Mountain Ltd. of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

During the two most recent fiscal years and the period to July 13, 2021, there was no disagreement between China Wuyi Mountain Ltd. and PLS CPA, a Professional Corp. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to its satisfaction, would have caused PLS CPA, a Professional Corp. to make reference to the subject matter of such disagreement in connection with its report. During the same period, there was no “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

China Wuyi Mountain Ltd. has requested PLS CPA, a Professional Corp. to furnish a letter addressed to the Securities Exchange Commission stating whether or not PLS CPA, a Professional Corp. agrees with the statements in this 8-K relating to PLS CPA, a Professional Corp.  A copy of the letter is filed as an exhibit to this 8-K.

On July 17, 2021, China Wuyi Mountain Ltd. retained the firm of Sadler, Gibb & Associates, LLC to serve as its new independent public accounting firm.  The appointment of Sadler, Gibb & Associates, LLC to serve as independent public accounting firm was approved by the Board of Directors of China Wuyi Mountain Ltd. At no time during the past two fiscal years or any subsequent period prior to July 17, 2021 did China Wuyi Mountain Ltd. consult with Sadler, Gibb & Associates, LLC regarding any matter of the sort described above with reference to PLS CPA, a Professional Corp., any issue relating to the financial statements of China Wuyi Mountain Ltd., or the type of audit opinion that might be rendered for China Wuyi Mountain Ltd.

Item 9.01 Financial Statements and Exhibits

Exhibits

16.	Letter dated September 21, 2021 from PLS CPA, a Professional Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

China Wuyi Mountain Ltd.

Date: February 14, 2022	By:	/s/ Lei Wang
Lei Wang, Chief Executive Officer

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